Supplement dated December 18, 2015

To the Statement of Additional Information
(Dated November 20, 2015)

This Supplement updates certain information in the Statement of Additional Information for the PENN Capital Small Cap Equity Fund (the “Fund”), a series of PENN Capital Funds Trust (the “Trust”). You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-844-302-PENN or at www.penncapitalfunds.com.

Please keep this Supplement with your Statement of Additional Information.

Effective immediately, the Fund may invest in initial public offerings (“IPOs”).

Under “Investment Policies and Associated Risks,” the following information is added:

	PENN Capital Small/Mid Cap Equity Fund	PENN Capital Small Cap Equity Fund	PENN Capital High Yield Fund	PENN Capital Senior Floating Rate Income Fund
Initial Public Offerings (IPOs)		X

Initial Public Offerings (IPOs)
The PENN Capital Small Cap Equity Fund may purchase initial public offerings (IPOs) in accordance with its investment strategy. IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. When sold, IPO shares may result in realized taxable gains. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. Limited trading in some IPOs may make it more difficult to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares also may be affected by: substantial dilution in the value of their shares, sales of additional shares, and concentration of control in existing management and principal shareholders. In addition, some companies in IPOs may have limited operating histories, may be undercapitalized, and may not have invested in or experienced a full market cycle.